EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended November 1, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard F. Poirier, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in such Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                      Date:    December 10, 2009

                                      By:      /S/  Richard F. Poirier
                                      ----------------------------------------
                                      Name:    Richard F. Poirier
                                      Title:   Chief Executive Officer



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended November 1, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anello C. Garefino, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in such Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                     Date:    December 10, 2009

                                     By:      /S/ Anello C. Garefino
                                     ------------------------------------
                                     Name:    Anello C. Garefino
                                     Title:   Chief Financial Officer